================================================================================

                         AGREEMENT OF PURCHASE AND SALE


                                     between


                  KINGS PLAZA SHOPPING CENTER OF AVENUE U, INC.

                                       and

                               GARAGE PARK CORP.,

                                                                      as Sellers

                                       and

                 ALEXANDER'S DEPARTMENT STORES OF BROOKLYN, INC.

                                       and

                               ADMO REALTY CORP.,

                                                                   as Purchasers

                                ----------------

                               Premises Located at
                                   Kings Plaza
                               Brooklyn, New York

                                ----------------

                            Dated as of June __, 1998

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                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

ss. 1.  Definitions....................................................  1

ss. 2.  Sale of Premises and Acceptable Title..........................  4

ss. 3.  Purchase Price and Acceptable Funds............................  9

ss. 4.  The Closing.................................................... 10

ss. 5.  Representations................................................ 10

ss. 6.  Condition of Premises.......................................... 14

ss. 7.  Destruction, Damage or Condemnation............................ 17

ss. 8.  Covenants of Parties........................................... 20

ss. 9.  Sellers' Closing Obligations................................... 24

ss. 10.  Purchaser's Closing Obligations............................... 26

ss. 11.  Apportionments................................................ 28

ss. 12.  Objections to Title, Failure of Sellers or
           Purchasers to Perform and Vendee's Lien..................... 31

ss. 13.  Broker........................................................ 33

ss. 14.  Notices....................................................... 33

ss. 15.  Limitations on Survival of Representations,
           Covenants and other Obligations............................. 35

ss. 16.  Miscellaneous Provisions...................................... 35


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Schedule A-1 - Description of Center Mall Parcel
Schedule A-2 - Description of City Leasehold Parcel
Schedule A-3 - Description of Overhang Leasehold Parcels
Schedule A-4 - Description of Mobil Parcel
Schedule B   - Permitted Exceptions

Exhibit A-1  - Deed of Center Mall Premises
Exhibit A-2  - Assignment and Assumption of City Lease
Exhibit A-3  - Assignment and Assumption of Tenant's
               Interest in Overhang Leases
Exhibit A-4  - Deed of Mobil Premises
Exhibit B    - Bill of Sale
Exhibit C-1  - Assignment and Assumption of TIC Agreement
Exhibit C-2  - Assignment and Assumption Mobil Parcel TIC
               Agreement
Exhibit D-1  - Form of Restated COREA*
Exhibit D-2  - Form of Supplemental Agreement*
Exhibit E    - Assignment of Service Contracts and Equipment Leases*
Exhibit F    - Certificate of Non-Foreign Status*
Exhibit G-1A - Modification of Macy's Overhang Lease*
Exhibit G-1B - Modification of Alexander's Overhang Lease*
Exhibit G-2A - Memorandum of Macy's Overhang Lease*
Exhibit G-2B - Memorandum of Alexander's Overhang Lease*


*The Company will supplemently furnish a copy of these omitted exhibits to the Commission upon request.

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            AGREEMENT dated June __, 1998 (this "Agreement"), between KINGS
PLAZA SHOPPING CENTER OF AVENUE U, INC., a New York corporation ("KPM"), and GARAGE PARK CORP., a New York corporation ("GPC") (each, a "Seller" and collectively, "Sellers"), and ALEXANDER'S DEPARTMENT STORES OF BROOKLYN, INC., a New York corporation ("ADSB"), and ADMO REALTY CORP., a New York corporation ("ADMO") (each, a "Purchaser" and collectively, "Purchasers").

            Sellers and Purchasers agree as follows:

ss. 1. Definitions

            ss. 1.01. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and the plural forms thereof:

            "Affiliate" means, with respect to any person, any person which controls, is controlled by or is under common control with such person. The term "control" of any person means ownership of not less than 50% of all of the voting stock of a corporation or not less than 50% of the legal and equitable interests in any other business entity or the possession of the power, directly or indirectly, to direct or cause the direction of the management and policy of a corporation or other business entity, whether through the ownership of voting securities, common directors or


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officers, the contractual right to manage the business affairs of such business entity, or otherwise.

            "Center Mall Improvements" is defined in ss. 2.01(a).

            "Center Mall Parcel" is defined in ss. 2.01(a).

            "Center Mall Premises" is defined in ss. 2.01(a).

            "City Lease" means that certain Indenture between The City of New York, a municipal corporation existing under the laws of the State of New York, dated as of November 29, 1967 (as amended by an Amendment of Indenture dated September 19, 1969, as assigned by U & F Realty Corp. to Kings Plaza Shopping Center of Flatbush Avenue, Inc. and Kings Plaza Shopping Center of Avenue U, Inc. pursuant to an Assignment and Assumption Agreement dated January 27, 1970 and as further amended by a letter agreement dated May 15, 1972 and an Agreement dated May 25, 1976.

            "City Leasehold Improvements" is defined in ss. 2.01(b).

            "City Leasehold Parcel" is defined in ss. 2.01(b).

            "City Leasehold Premises" is defined in ss. 2.01(b).

            "Closing" is defined in ss. 4.01.

            "Closing Date" is defined in ss. 4.01.

            "Deferred Payment" is defined in ss. 3.01(b).

            "Leases" means all written leases of the Center Mall Premises, written subleases of the Overhang Leasehold Premises and written subleases of the City Leasehold


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Premises, together with all amendments and modifications thereof.

            "Mobil Parcel Improvements" is defined in ss. 2.01(d).

            "Mobil Parcel" is defined in ss. 2.01(d).

            "Mobil Premises" is defined in ss. 2.01(d).

            "Mobil Parcel TIC Agreement" means that certain "Mobil Parcel" Tenancy-in-Common Agreement between Admo and GPC dated July 23, 1970.

            "Original COREA" means that certain Construction, Operation and Reciprocal Agreement among Kings Plaza Shopping Center of Flatbush Avenue, Inc., Kings Plaza Shopping Center of Avenue U Inc., Alexander's Department Stores of Brooklyn, Inc., and Flatbrook Properties Corporation, dated February 1, 1970 and recorded in Office of the Register of the City of New York for Kings County (hereinafter referred to as the "Register's Office") in Reel 413 at Page 171.

            "Overhang Leases" means, collectively, (a) that certain Lease from Alexander's Department Stores of Brooklyn, Inc., as landlord, and Kings Plaza Shopping Center of Flatbush, Inc. and KPM, as tenants, dated as of February 1, 1970 and recorded in the Register's Office on May 27, 1970 in Reel 413 at Page 145 and (b) that certain Lease from Flatbrook Properties Corp., as landlord, and Kings Plaza Shopping Center of Flatbush Avenue, Inc. and KPM, as


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tenants, dated as of February 1, 1970 and recorded in the Register's Office on
May 27, 1970 in Reel 413 at Page 158.

            "Overhang Leasehold Improvements" is defined in ss. 2.01(c).

            "Overhang Leasehold Parcels" is defined in ss. 2.01(c).

            "Overhang Leasehold Premises" is defined in ss. 2.01(c).

            "Permitted Exceptions" is defined in ss. 2.02.

            "Premises" is defined in ss. 2.01(f).

            "Purchase Price" is defined in ss. 3.01.

            "Restated COREA" means that certain Amended and Restated Construction, Operation and Reciprocal Agreement among Macy's Kings Plaza Real Estate, Inc., Alexander's Kings Plaza Center, Inc. and ADSB, intended to be executed and delivered at the Closing.

            "Seller's Interest in the Premises" is defined in ss. 2.01(f).

            "TIC Agreement" means that certain Tenancy in Common Agreement between Kings Plaza Shopping Center of Flatbush Avenue, Inc. and KPM, dated February 1, 1970 and recorded in the Register's Office in Reel 413 at Page 362. ss. 2. Sale of Premises and Acceptable Title

            ss. 2.01. (a) KPM shall sell to ADSB, and ADSB shall purchase from KPM, at the price and upon the terms and conditions set forth in this Agreement:
(i) KPM's 50% undivided interest in the fee title to the parcel of land


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described in Schedule A-1 attached hereto (the "Center Mall Parcel") and all buildings and improvements situated on the Center Mall Parcel (collectively, the "Center Mall Improvements"); (ii) all right, title and interest of KPM, if any, in and to the land lying in the bed of any street or highway in front of or adjoining the Center Mall Parcel to the center line thereof and to any unpaid award for any taking by condemnation or any damage to the Center Mall Parcel by reason of a change of grade of any street or highway; (iii) all right, title and interest of KPM, if any, in and to any easements, rights-of-way, licenses, interests, rights and appurtenances of any kind relating to or appertaining to the Center Mall Parcel and the Center Mall Improvements, including without limitation all right, title and interest of KPM, if any, in and to any adjacent vaults, alleys, strips or gores of land, and any air, zoning or development rights appurtenant to the Center Mall Parcel; and (iv) all right, title and interest of KPM, if any, in and to the fixtures and personal property attached or appurtenant to the Center Mall Improvements (other than property of tenants, subtenants, contractors under service contracts affecting the Premises and the property manager of the Premises) (all of the foregoing being collectively called the "Center Mall Premises").

            (b) KPM shall (i) assign all its right, title and interest in and to, and ADSB shall assume all of KPM's obligations under, the City Lease of the parcel of land


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described in Schedule A-2 attached hereto (the "City Leasehold Parcel") and (ii)
sell to ADSB fee title to all buildings and improvements (other than property of tenants, subtenants, contractors under service contracts affecting the Premises and the property manager of the Premises) situated on the City Leasehold Parcel (collectively, the "City Leasehold Improvements"; the City Leasehold Improvements, together with such right, title and interest in and to the City Lease are hereinafter collectively referred to as the "City Leasehold
Premises").

            (c) KPM shall (i) assign all its right, title and interest in and to, and ADSB shall assume all of KPM's obligations under, the Overhang Leases of the parcels of land described in Schedule A-3 attached hereto (collectively, the "Overhang Leasehold Parcels") and (ii) sell Tenant's Equipment (as defined in the Overhang Leases) situated on the Overhang Leasehold Parcels (collectively, the "Overhead Leasehold Improvements"; the Overhead Leasehold Improvements, together with such right, title and interest in and to the Overhang Leases are hereinafter collectively referred to as the "Overhang Leasehold Premises"). KPM shall also assign to ADSB at Closing all right, title and interest of KPM, in and to all service contracts affecting the Premises, equipment leases affecting the Premises, warranties, guarantees, bonds, architectural, engineering and other plans and drawings, building permits, utility reservations or allocations (but


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not deposits), certificates of compliance and occupancy, and any other licenses, permits, authorizations or approvals relating to the Center Mall Premises, the City Leasehold Premises and the Overhang Leasehold Premises reserving, however, to KPM all claims accrued before Closing under service contracts affecting the Premises, equipment leases affecting the Premises, warranties, guarantees or bonds.

            (d) GPC shall sell to ADMO, and ADMO shall purchase from GPC, at the price and upon the terms and conditions set forth in this Agreement: (i) GPC's 50% undivided interest in the fee title to the parcel of land described in Schedule A-4 attached hereto (the "Mobil Parcel") and all buildings and improvements situated on the Mobil Parcel (collectively, the "Mobil Parcel Improvements"); (ii) all right, title and interest of GPC, if any, in and to the land lying in the bed of any street or highway in front of or adjoining the Mobil Parcel to the center line thereof and to any unpaid award for any taking by condemnation or any damage to the Mobil Parcel by reason of a change of grade of any street or highway; (iii) all right, title and interest of ADMO, if any, in and to any easements, rights-of-way, licenses, interests, rights and appurtenances of any kind relating to or appertaining to the Mobil Parcel and the Mobil Parcel Improvements, including without limitation all right, title and interest of GPC, if any, in and to any adjacent vaults, alleys, strips or gores of land, and any air, zoning or development rights


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appurtenant to the Mobil Parcel; and (iv) all right, title and interest of GPC, if any, in and to the fixtures and personal property attached or appurtenant to the Mobil Parcel Improvements (other than property of tenants, subtenants, contractors under the service contracts affecting the Premises and the property manager of the Premises) (all of the foregoing being collectively called the "Mobil Premises"). GPC shall also assign to ADMO at Closing all right, title and interest of GPC, in and to all service contracts affecting the Premises, equipment leases affecting the Premises, warranties, guarantees, bonds, architectural, engineering and other plans and drawings, building permits, utility reservations or allocations (but not deposits), certificates of compliance and occupancy, and any other licenses, permits, authorizations or approvals relating to the Mobil Premises, reserving, however, to GPC all claims accrued before Closing under service contracts affecting the Premises, equipment leases affecting the Premises, warranties, guarantees or bonds.

            (e) KPM shall assign all its right, title and interest in and to, and ADSB shall assume all of KPM's obligations under, the TIC Agreement from and after the date of assumption.

            (f) GPC shall assign all its right, title and interest in and to, and ADMO shall assume all of GPC's obligations under, the Mobil Parcel TIC Agreement from and after the date of assumption. (The Center Mall Premises,


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the Overhang Leasehold Premises, the City Leasehold Premises, the Mobil
Premises, the TIC Agreement and the Mobil Parcel TIC Agreement are hereinafter collectively referred to as the "Premises"; all of Sellers' right, title and interest in and to the Premises as described in this ss. 2.01 is hereinafter collectively referred to as "Sellers' Interest in the Premises".) The Premises are located at Kings Plaza, Brooklyn, New York.

            ss. 2.02. Sellers shall convey and Purchasers shall accept marketable title to those components of Sellers' Interest in the Premises which constitute interests in real property, and Sellers shall assign and Purchasers shall assume Sellers' respective rights and obligations under the TIC Agreement and the Mobil Parcel TIC Agreement, all in accordance with the terms of this Agreement, subject: (i) in the case of the real property interests described above, only to the matters set forth in Schedule B attached hereto and to such other matters affecting title as Purchasers may approve as provided herein (collectively, the "Permitted Exceptions") and (ii) in the case of rights under the TIC Agreement and the Mobil Parcel TIC Agreement, free and clear of all liens and encumbrances.

ss. 3. Purchase Price and Acceptable Funds

            ss. 3.01. The purchase price (the "Purchase Price") to be paid by Purchasers to Sellers for Sellers' Interest in the Premises is $28,000,000.00 and shall be paid by wire transfer at the Closing in accordance with ss. 3.02 (but


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subject to the adjustments provided in this Agreement). No portion of the
Purchase Price shall be allocated to Seller's interest in the City Leasehold Premises; the sole consideration for the assignment of the City Lease shall be ADSB's assumption of KPM's obligations under the City Lease pursuant to an assignment and assumption of lease in the form attached hereto as Exhibit A-2.

            ss. 3.02. All monies payable under this Agreement, unless otherwise specified in this Agreement, shall be paid by bank wire transfer of immediately available funds to account no. 480139625 of Federated Department Stores at Star Bank, ABA No. 042000013, Attention: Phyllis Reagan.

ss. 4. The Closing

            ss. 4.01. Except as otherwise provided in this Agreement, the closing of title pursuant to this Agreement (the "Closing") shall take place on June 1, 1998 beginning at 10:00 a.m. (the actual date of the Closing being herein referred to as "Closing Date"), at Whitman Breed Abbott & Morgan LLP, 200 Park Avenue, New York, New York 10166. Time is of the essence with respect to the performance of obligations contained in this Agreement, subject to any adjournment(s) of the Closing provided for elsewhere in this Agreement and to the right of Purchaser to an adjournment of up to 14 days, which right is hereby exercised.

ss. 5. Representations

            ss. 5.01. Sellers represent and covenant to Purchasers as follows:


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            (a) Each Seller is a corporation duly organized and in good standing under the laws of New York and has the corporate power and authority to enter into and perform its obligations under this Agreement.

            (b) The execution and delivery of this Agreement by each Seller has been duly authorized by all necessary corporate action on the part of such Seller. Sellers' performance of their obligations under this Agreement shall have been duly authorized by all necessary corporate action on the part of each Seller. The individual executing this Agreement on behalf of each Seller has the authority to bind such Seller to this Agreement.

            (c) The execution or delivery of this Agreement by each of Sellers, and the consummation of the transactions herein contemplated, does not conflict with, result in a breach of any of the terms of, or constitute a default under: (i) any statute, law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to such Seller or by which such Seller is bound; or (ii) such Seller's certificates of incorporation or by-laws; or (iii) subject to the procurement of the consent of the City (as defined below), to the assignment by KPM of its undivided interest as tenant-in-common under the City Lease and in and to the City Leasehold Parcel, by


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      any instrument to which such Seller is a party or by which it is bound.

            (d) Any order, permission, consent, approval, license, authorization, registration or filing with, or exemption by, any governmental agency which is required for the execution, delivery or performance of this Agreement by any Seller has been obtained or made.

            (e) KPM is and on the Closing Date will be the owner of a 50% undivided tenancy in common interest in the Center Mall Premises, the Overhang Leasehold Premises and the City Premises and is a party to the TIC Agreement. GPC is and on the Closing Date will be the owner of a 50% undivided tenancy in common interest in the Mobil Premises and is a party to the Mobil Parcel TIC Agreement. All personal property included in Sellers' Interest in the Premises is and on the Closing Date will be free of security interests and claims of others.

            ss. 5.02. Purchasers represent and covenant to Sellers as follows:

            (a) Each Purchaser is a corporation duly organized and in good standing under the laws of New York and has the corporate power and authority to enter into and perform its obligations under this Agreement.

            (b) The execution, delivery and performance of this Agreement by each of Purchasers has been duly authorized by all necessary corporate action on the


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      part of such Purchaser. The individual executing this Agreement on behalf of each Purchaser has the authority to bind such Purchaser to the terms of this Agreement.

            (c) The execution or delivery of this Agreement by each of Purchasers, and the consummation of the transactions herein contemplated, does not conflict with, result in a breach of any of the terms of, or constitute a default under any statute, law, rule or regulation, or any judgment, decree, writ, injunction, order, or award of any arbitrator, court or governmental authority which is applicable to such Purchaser or by which such Purchaser is bound, or such Purchaser's certificate of incorporation or by-laws or, subject to the procurement of the consent of the City to the assignment by KPM of its undivided interest as tenant-in-common under the City Lease and in and to the City Leasehold Parcel, by any instrument to which such Purchaser is a party or by which it is bound.

            (d) Any order, permission, consent, approval, license, authorization, registration or filing with, or exemption by, any governmental agency which is required for the execution, delivery or performance of this Agreement by any Purchaser has been obtained or made.

            ss. 5.03. (a) Sellers shall indemnify, hold harmless and defend Purchasers from and against all loss, liability, damage, litigation, sums paid in settlement of any of the foregoing and cost (including without limitation


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attorneys' fees and disbursements) arising out of, or in any way connected with, any representation of Sellers in this Agreement or in any certification delivered in connection with the consummation of the transactions contemplated by this Agreement which was incorrect in any material respect as of the date made.

            (b) Purchasers shall indemnify, hold harmless and defend Sellers from and against all loss, liability, damage, litigation, sums paid in settlement of any of the foregoing and cost (including without limitation attorneys' fees and disbursements) arising out of, or in any way connected with, any representation of Purchasers in this Agreement or in any certification delivered in connection with the consummation of the transactions contemplated by this Agreement which was incorrect in any material respect as of the date made.

            (c) The obligations of the parties under this ss. 5.03 shall survive the Closing, subject to ss. 15.01.

ss. 6. Condition of Premises

            ss. 6.01. Purchasers have inspected the Premises and are fully familiar with the physical condition and state of repair thereof. Subject to the provisions of this Agreement, Purchasers shall accept Sellers' Interest in the Premises "as is" and in their present condition, subject to reasonable use, wear, tear and natural deterioration between the date of this Agreement and the Closing Date, without any reduction in the Purchase Price for any change in such


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condition by reason thereof subsequent to the date hereof.

            ss. 6.02. (a) Before entering into this Agreement, Purchasers have made such examination of the Premises, the operation, income and expenses thereof and all other matters affecting or relating to the transactions contemplated by this Agreement as Purchasers deem necessary. In entering into this Agreement, Purchasers have not been induced by and have not relied upon any representations, warranties or statements, express or implied, written or oral, made by Sellers or others representing or purporting to represent Sellers, which are not expressly set forth in this Agreement or in any certificate or other document delivered in connection with the Closing.

            (b) Without limiting the generality of the foregoing, Purchasers acknowledge that Sellers have made no warranty or representation whatsoever concerning the presence or absence of "pollutants" or "hazardous materials" (as such terms are defined in or for the purposes of any Environmental Laws, as hereinafter defined) at or in the Premises, or as to whether the Premises comply with any Environmental Law. Sellers hereby expressly disclaim any such warranty or representation. Purchasers acknowledge that their inspection of the Premises in connection with the transactions contemplated hereby, and their familiarity with the physical condition and state of repair of the Premises includes, without limitation, the information disclosed in a Phase I Environmental Site Assessment dated June 4, 1997 made at the


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instance of Union Bank of Switzerland (New York Branch) and such inspections as
Purchasers have in their discretion deemed appropriate with respect to the environmental characteristics and condition of the Premises (including a Contamination Assessment and Site Investigation dated July 29, 1997 and revised Aug. 18, 1997 made at Purchaser's instance (such reports having both been prepared by IVI Environmental, Inc. and being collectively referred to as the "Environmental Reports"), and a familiarity with respect to whether the Premises comply with currently applicable Environmental Laws. As used herein, the term "Environmental Laws" means all present and future laws, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority pertaining to health, protection of the environment, natural resources, conservation, wildlife, waste management, regulation of activities involving hazardous materials and pollution, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund" or "CERCLA"), 42 U.S.C. ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss. 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act (the "Clean Water Act"), 33 U.S.C. ss.1251 et seq., the Clean Air Act ("CAA"), 42 U.S.C. ss. 7401 et seq. and the Toxic Substances Control Act ("TSCA"), 15 U.S.C. ss. 2601 et seq., as amended from time to time. Purchasers have fur-


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nished Sellers with true and complete copies of the Envi- ronmental Reports.
Purchasers agree that their acceptance of the Premises "as is", in their present condition, includes, without limitation, Purchasers' acceptance of the Premises as affected by all of the matters disclosed on the Environmental Reports, except for any Macy's Migration. "Macy's Migration" means all environmental conditions, if any, attributable to a release on or after May 24, 1966 of pollutants, petroleum or Hazardous Substances (as "Hazardous Substances" is defined in CERCLA) originating on the Macy's Parcel (as defined in the Restated COREA) which have migrated or hereafter migrate to the Premises. Purchasers hereby assume any and all responsibility for the performance of any further investigation into or remediation of environmental conditions at or affecting the Premises other than any Macy's Migration (without regard to whether the same are disclosed or referred to in the Environmental Reports). Purchasers shall, in addition, indemnify Sellers and hold Sellers harmless of and from any and all liability, loss, cost or expense incurred or asserted against Sellers (or either of them) and arising from or occasioned by Purchasers' failure to undertake or to complete any investigation or remediation of pollutants or hazardous materials at or affecting the Premises other than any Macy's Migration (without regard to whether the same are disclosed or referred to in the Environmental Reports).

ss. 7. Destruction, Damage or Condemnation


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

            ss. 7.01. If there shall be a taking by eminent domain of the Premises, the provisions of ss. 5-1311 of the New York General Obligations Law shall apply to the sale and purchase provided for in this Agreement. For purposes of subsection (a) of such ss. 5-1311, a "material part" of the Premises shall be deemed taken by eminent domain if the value of the Premises is thereby reduced by more than 25% of the Purchase Price or if more than 15% of the Floor Area (as defined in the Original COREA) of the Premises is taken, and any other taking shall be deemed "immaterial."

            ss. 7.02. (a) The parties waive the provisions of ss. 5-1311 of the New York General Obligations Law with respect to a casualty. As soon as practicable, but in no event later than 45 days after the occurrence of such damage, Sellers shall notify Purchasers of the estimated cost of restoration of the damaged portion as determined by written estimate of an independent construction contracting firm satisfactory to both parties.

            (b) Sellers' obligations to restore the Premises between the date of the casualty and the Closing Date shall be governed by the TIC Agreement, the Mobil Parcel TIC Agreement and the Original COREA. If such restoration is not complete on or before the Closing Date, Sellers shall assign to Purchasers at Closing, without recourse, their rights to settle any insurance claim and receive the insurance proceeds payable in connection with such damage or destruction and shall pay Purchasers at Closing one-half of

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the amount of the deductible under the related policy or policies, and
Purchasers shall accept Sellers' Interest in the Premises in its damaged condition, without reduction of the Purchase Price.

            (c) Until Closing, Sellers and Purchasers shall maintain insurance with respect to the Premises in accordance with the TIC Agreement, the Mobil Parcel TIC Agreement and the Original COREA.

            (d) Each Purchaser and Seller acknowledges that the management and operation of the Premises, the restoration of the Premises following the occurrence of a casualty or a taking, the allocation of any proceeds payable in consequence of the involuntary conversion of the Premises or any portion thereof, and the procurement and maintenance of insurance coverage with respect to the Premises are among the matters governed by the terms of the TIC Agreement, the Mobil Parcel TIC Agreement and the Original COREA (collectively, the "Governing Documents"). Each Purchaser and Seller hereby ratifies and affirms those Governing Documents to which it is a party, and covenants and agrees with and for the benefit of all the parties to this Agreement that it shall observe, perform and comply with all of its obligations under such Governing Documents at all times during the period commencing on the date of this Agreement and ending on the Closing Date.

ss. 8. Covenants of Parties

            ss. 8.01. (a) An application for reduction of real estate taxes on the Premises for the tax years 1996-97 and 1997-98 is pending.

            (b) If the proceedings referred to in ss. 8.01(a) are not settled or a final unappealable judgment is not entered with respect thereto before the Closing, Sellers shall assign all their rights and interest in such proceedings to Purchasers at the Closing, subject to Sellers' right to receive all or part of the net recovery under ss. 8.01(c). After such assignment, Purchasers shall prosecute such proceedings. All such proceedings shall be conducted by Graubard, Mollen & Miller or such other counsel as shall be acceptable to Sellers and Purchasers in their reasonable judgment. Seller shall furnish to Purchasers any and all documents necessary to resolve the pending proceedings and to process any refunds/credits resulting from said proceedings.

            (c) All tax reductions, refunds or credits resulting from the proceedings described in ss. 8.01(a), after payment of the costs and expenses of procuring the same in accordance with the terms of the Governing Documents (the "Net Proceeds") shall be apportioned as provided in this ss. 8.01(c). All Net Proceeds pertaining to periods ending as of midnight on the day before the Closing Date shall be divided among Purchasers and Sellers in accordance with the terms of the Governing Documents, but subject to the claims of tenants of the Premises for any portion of the Net Proceeds to which they may be entitled pursuant to their leases. All Net Proceeds attributable to periods occurring on or after the Closing Date shall be payable to Sellers and Purchasers in accordance with the terms of the Restated COREA. Any Net Proceeds received after the Closing Date shall be paid to Purchasers subject to the term of this ss. 8.01(c), and Purchasers shall, after receipt thereof: (i) be responsible for accounting for and distributing to tenants of the Premises, in accordance with their Leases, any refunds or credits attributable to the Net Proceeds to which they may be entitled; (ii) provide the other party with evidence of such accounting and distribution, and shall indemnify, defend and hold the other parties harmless from any cost, expense, liability or claim incurred by or asserted against such party and arising from or occasioned by the indemnifying party's failure to comply with its obligations hereunder in connection with the rights of any past or present tenant of the Premises in respect of the Net Proceeds; and (iii) hold the Net Proceeds and disburse the same strictly in accordance with this ss. 8.01(c). Sellers and Purchasers shall cooperate in good faith with the others in good faith to facilitate the prompt determination and distribution of the Net Proceeds.

            (d) After the Closing, Purchasers shall not withdraw, settle or otherwise compromise any tax reduction proceeding referred to in ss. 8.01(a) without the prior consent of Sellers. Sellers may grant or withhold consent for any reason with respect to any proceeding pertaining to periods occurring before the Closing Date.

            (e) Adjustment and allocation of real estate taxes for the tax years beginning with 1998-1999 shall be governed by the Restated COREA.

            (f) The obligation of the parties under this ss. 8.01 shall survive the Closing.

            ss. 8.02. Sellers and Purchasers acknowledge that The City of New York has consented to the assignment by KPM of its interest, as tenant-in-common, in and to the City Lease and the City Leasehold Parcel to ADSB, and ADSB to assume the interests so assigned as contemplated hereby pursuant to a Consent to Assignment of Leasehold Interest executed by Randy M. Mastro, Deputy Mayor for Operations, and Lori Fierstein, Deputy Commissioner, Department of Citywide Administrative Services, Division of Real Estate Services. Sellers and Purchasers shall cooperate in providing any further information or documentation required by The City of New York in connection with such assignment and assumption.

            ss. 8.03. Each party shall execute, acknowledge and deliver to the other such instruments, and take such other actions, as the other may reasonably request in order to comply with section 6045(e) of the Internal Revenue Code of 1986, as amended, in connection with the reporting of information in respect of the transactions contemplated by this Agreement. The obligations of the parties under this ss. 8.03 shall survive the Closing.

            ss. 8.04. Sellers and Purchasers agree jointly to retain CenterCorp, the current managing agent for the Premises, after the Closing for a period ending not later than November 30, 1998, and to direct CenterCorp to take the following actions during the retention period: (a) assist Sellers and Purchasers in the apportionment, in accordance with the requirements of this Agreement, of any and all items of income and expense with respect to the Premises or any portion thereof which the parties are unable to resolve on or before the Closing Date; (b) consult with Purchasers and Sellers in connection with the resolution of financial reports, tax returns and similar filings which may be necessary or appropriate by reason of the transactions contemplated by this Agreement, including without limitation the assembly and dissemination of all information concerning the operation of the Premises prior to the Closing Date which may be necessary or appropriate for the completion and filing of any tax returns and reports by any or Sellers or Purchasers with respect to 1997 and 1998; and (c) assist Sellers and Purchasers in the "winding up" of any common expenses, income or other matters relating to or arising out of the TIC Agreement, the Mobil Parcel TIC Agreement and the City Lease. Purchasers and Sellers shall each pay one-half of the cost of such retention, which obligations shall survive the Closing.

      ss. 9. Sellers' Closing Obligations

            At the Closing, Sellers shall deliver the following to Purchaser:

            ss. 9.01. A deed to KPM's 50% undivided interest to the Center Mall Premises in the form attached hereto as Exhibit A-1.

            ss. 9.02. An assignment and assumption of KPM's 50% leasehold interest in the City Leasehold Premises in the form attached hereto as Exhibit A-2.

            ss. 9.03. An assignment and assumption of KPM's 50% leasehold interest in the Overhang Leases in the form attached hereto as Exhibit A-3.

            ss. 9.04. A deed of GPC's 50% undivided interest to the Mobil Premises in the form attached hereto as Exhibit A-4.

            ss. 9.05. A bill of sale of all fixtures and personal property included in Sellers' Interest in the Premises in the form attached hereto as Exhibit B.

            ss. 9.06. An assignment and assumption of KPM's interest in the TIC Agreement in the form attached hereto as Exhibit C-1.

            ss. 9.07. An assignment of GPC's interest in the Mobil Parcel TIC Agreement in the form attached hereto as Exhibit C-2.

            ss. 9.08. The Restated COREA in the form attached hereto as Exhibit D-1 and the Supplemental Agreement in the form attached hereto as Exhibit D-2.

            ss. 9.09. A certificate of Sellers to the effect that the representations of Sellers in ss. 5.01 (a), (b), (c) (d) and (e) are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date.

            ss. 9.10. An assignment and assumption of all of Sellers' right, title and interest in all service contracts and equipment leases affecting the Premises which are in effect on the Closing Date in the form attached hereto as Exhibit E.

            ss. 9.11. Such affidavits as Purchaser's title company shall reasonably require in order to omit from its title insurance policy exceptions for judgments, bankruptcies or other returns against persons or entities whose names are the same as or similar to Sellers' names.

            ss. 9.12. A certificate of Sellers pursuant to section 1445 of the Internal Revenue Code in substantially the form of Exhibit F hereto.

            ss. 9.13. A modification of the Overhang Lease affecting a portion of the Macy's Parcel (as defined in the Restated COREA) in the form of Exhibit G-1A, together with a memorandum of the Overhang Lease affecting a portion of the Macy's Parcel, as so modified, in the form of Exhibit G-2A.

            ss. 9.14. Checks to the order of the appropriate officers in payment of all applicable real property transfer taxes and copies of any required tax returns therefor, including without limitation all necessary State of New York

TP-584 and City of New York RPT forms, executed and sworn to by Sellers, which checks shall be certified or official bank checks if required by the taxing authority, unless Sellers elect (by notice to Purchasers at least three business days before the Closing) to have Purchasers pay any of such taxes and credit Purchasers with the amount thereof.

            ss. 9.15. Resolutions of the board of directors of each of the Sellers authorizing the sale and the delivery of the deeds and the other documents required to be executed and delivered by such Seller hereunder and a certificate executed by the secretary or assistant secretary of such Seller certifying as to the adoption of such resolution.

            ss. 9.16. Such other documents and certificates as Purchaser's title insurance company may reasonably require to evidence Sellers' authority, and the authority of the person or persons executing documents on behalf of Sellers, to consummate the transactions contemplated by this Agreement.

            ss. 9.17. Possession of Sellers' Interest in the Premises in the condition required by this Agreement, subject to the Leases.

            ss. 9.18. A Non-Multiple Dwelling Affidavit duly executed and acknowledged by Sellers.

            ss. 9.19. Any other documents required by this Agreement to be delivered by Sellers.

ss. 10. Purchaser's Closing Obligations

            At the Closing, Purchasers shall:

            ss. 10.01. Make payment to Sellers of the Purchase Price, as adjusted as provided in this Agreement.

            ss. 10.02. Cause the deeds to be recorded, duly complete, sign and swear to all required real property transfer tax returns and cause all such returns and checks in payment of such taxes to be delivered to the appropriate officers promptly after the Closing. Purchasers shall promptly provide Sellers with evidence confirming such recordings and delivery.

            ss. 10.03. Execute the assignment and assumption of leasehold interest in the City Leasehold Premises delivered by Sellers pursuant to ss. 9.02.

            ss. 10.04. Execute the assignment and assumption of leasehold interest in the Overhang Leases delivered by Sellers pursuant to ss. 9.03.

            ss. 10.05. Execute an assignment and assumption of the TIC Agreement in the form attached hereto as Exhibit C-1.

            ss. 10.06. Execute the assignment and assumption of the Mobil Parcel TIC Agreement in the form attached hereto as Exhibit C-2.

            ss. 10.07. Execute the Restated COREA in the form attached hereto as Exhibit D-1 and the Supplemental Agreement in the form attached hereto as Exhibit D-2.

            ss. 10.08. Execute the assignment of service contracts and equipment leases delivered by Sellers pursuant to ss. 9.10.

            ss. 10.09. Modifications of both Overhang Leases in the forms of Exhibits G-1A and G-1B, together with memoranda of both Overhang Leases, as so modified, in the forms of Exhibit G-2A and G-2B.

            ss. 10.10. Deliver any other documents required by this Agreement to be delivered by Purchasers.

ss. 11. Apportionments

            ss. 11.01. The following apportionments shall be made between the Current Owners and Purchasers at the Closing as of midnight on the day before the Closing Date:

            (a) with respect to the Center Mall Premises, the Overhang Leasehold Premises and the City Leasehold Premises, all rents and other income described in Section 4 of the TIC Agreement;

            (b) with respect to the Center Mall Premises, the Overhang Leasehold Premises and the City Leasehold Premises, all costs and expenses of operation and maintenance described in Section 4 of the TIC Agreement;

            (c) with respect to the Mobil Premises, all rents and other income described in Section 4 of the TIC Agreement (as incorporated by reference into the Mobil Parcel TIC Agreement); and

            (d) with respect to the Mobil Premises, all costs and expenses of operation and maintenance described in Section 4 of the TIC Agreement (as incorporated by reference into the Mobil Parcel TIC Agreement).

Notwithstanding anything to the contrary contained in this ss. 11.01, rents which are in arrears on the Closing Date and 1998 Additional Rent (as defined below) shall be dealt with in accordance with ss. 11.02.

            ss. 11.02. (a) Promptly after the Closing Date, Sellers and Purchasers shall review a current rent-roll of the Premises, which shall identify each tenant of the Premises and shall specify as to each: (i) the amount of fixed rent payable by such tenant; (ii) the amount and terms relevant to any additional rent payable by such tenant, including but not limited to such tenant's share of the costs of common area maintenance and operation, real property taxes and assessments and similar charges in respect of the Premises imposed upon it by the terms of its Lease, and percentage rent or any other sum payable by such tenant in consideration of its occupancy of space within the Premises (collectively, "Additional Rent"); and (iii) such tenant's payment history.

            (b) Sellers and Purchasers will endeavor in good faith to determine, on the basis of the information contained in such rent-roll and otherwise in a manner consistent with the TIC Agreement and with the parties' past experience and practices in the operation of the Premises, the following: (i) the amount of any and all arrearages in the payment of fixed rent attributable to the period ending at midnight on the day preceding the Closing Date (collectively, the "Fixed Rent Arrearages"); (ii) the amount of any and all arrearages in the payment of Additional Rent attributable to the period ending on December 31, 1997 (collectively, the "Additional Rent Arrearages"); and (iii) the amount of all Additional Rent attributable to the period beginning on January 1, 1998 and ending at midnight on the day preceding the Closing Date, regardless of the date on which the full amount of any component thereof may be due or payable, whether any part thereof may be subject to annual or other periodic reconciliation in accordance with the terms of any Lease or whether such amount has been paid before the Closing Date (collectively, the "1998 Additional Rent"; together with the Fixed Rent Arrearages and the Additional Rent Arrearages, the "Rent Adjustment").

            (c) All apportionments shall be referred to Centercorp., Inc. for resolution within sixty (60) days after the Closing Date, which resolution, as to all such matters, shall be final and binding except under the circumstances described at ss. 11.03.

            (d) After the Closing Date, Purchasers shall have no obligation to bring legal proceedings for the collection of fixed rent or Additional Rent and shall have the right in their discretion to settle or compromise any sum which may be due from any tenant in respect of any period before the Closing Date without the necessity of obtaining Sellers' consent, free of any right or claim of Sellers (or either of them).

            ss. 11.03. If any apportionment is based on estimates, incomplete data or mutual mistake, it shall be recomputed when final data become available and the parties shall promptly correct any overpayment or underpayment.

            ss. 11.04. The obligations of the parties under this ss. 11 shall survive the Closing.

ss. 12. Objections to Title, Failure of Sellers or Purchasers to Perform and
        Vendee's Lien

            ss. 12.01. Purchasers have ordered a title report and a survey update with respect to the Premises from First American Title Insurance Company of New York and shall cause a copy of each of the title report and the updated survey to be forwarded to Sellers' attorney upon receipt. Within 10 days after receipt of the title report or survey, Purchasers shall give Sellers notice of any objections to title or survey, as the case may be, other than Permitted Exceptions if the existence of the same was the direct result of the action or inaction of either of Sellers or an Affiliate of either or both of Sellers. If such notice is not given in such period, Purchasers shall be deemed to have waived any exceptions to title in such title report or updated survey, as the case may be, and shall take title subject thereto. Sellers shall cause the removal of any exceptions to title noted in such title report or updated survey, as the case may be, other than the Permitted Exceptions, and any other defects or objections which may be disclosed on or before the Closing Date and shall be entitled to reasonable adjournments of the Closing for up to 60 days in the aggregate to remove the same.

            ss. 12.02. Any unpaid taxes, assessments, water charges and sewer rents, together with the interest and penalties thereon to a date not less than two days following the Closing Date, and any other liens and encumbrances which Sellers are obligated to pay and discharge or which are not Permitted Exceptions and are against corporations, estates or other persons in the chain of title, together with the cost of recording or filing any instruments necessary to discharge such liens and encumbrances of record, may be paid out of the monies payable at the Closing if Sellers deliver to Purchasers on the Closing Date official bills for such taxes, assessments, water charges, sewer rents, interest and penalties and instruments in recordable form sufficient to discharge such other liens and encumbrances of record. Upon request made a reasonable time before the Closing, Purchasers shall provide at the Closing separate checks for the foregoing payable to the order of the holder of any such charge, lien or encumbrance.

            ss. 12.03. If either party shall default under this Agreement, the other party may, at its election, sue for damages or specific performance or seek any other remedy available at law or in equity.

ss. 13. Broker

            ss. 13.01. Each party represents to the other that it has dealt with no broker, agent or finder in connection with the transactions contemplated by this Agreement. Each party shall indemnify, hold harmless and defend the other from and against all loss, liability, damage, litigation, sums paid in settlement of any of the foregoing and cost (including reasonable attorneys' fees and disbursements) arising from any claim by any person that he acted on behalf of the indemnitor in connection with such transactions. The obligations of the parties under this ss. 13.01 shall survive the Closing or, if the Closing does not occur, the termination of this Agreement.

ss. 14. Notices

            ss. 14.01. All notices, demands, consents, approvals, requests, objections and other communications required to be given or which may be given under this Agreement shall be in writing and, except when receipt is required to start the running of a period of time, shall be deemed given when mailed by registered or certified United States mail, postage prepaid and return receipt requested, addressed as follows:

            If to Sellers:

                  c/o Federated Department Stores, Inc.
                  7 West Seventh Street
                  Cincinnati, Ohio  45202
                  Attention: Michael J. McCormick
            with copies concurrently to

                  Federated Department Stores, Inc.
                  7 West Seventh Street
                  Cincinnati, Ohio  45202
                  Attention:  Klaus M. Ziermaier, Esq.

            and

                  Taft, Stettinius & Hollister
                  1300 East Ninth Street
                  Cleveland, Ohio  44114
                  Attention:  William K. Smith, Esq.

            If to Purchasers:

                  Kings Plaza Shopping Center of Avenue U,
                  Inc. and Garage Park Corp.
                  Alexander's, Inc.
                  c/o Vornado Realty Trust
                  80 Park West, Plaza II
                  Saddle Brook, New Jersey 07663
                  Attention:  Mr. Richard Rowan

            with a copy to

                  Whitman Breed Abbott & Morgan LLP
                  200 Park Avenue
                  New York, New York  10166
                  Attention: Neil Underberg, Esq.

Any writing which may be mailed pursuant to the foregoing may also be delivered by hand or transmitted by courier service or telecopier (provided, in the case of telecopied notices, that a hard-copy counterpart thereof shall be provided by overnight courier or mail service otherwise in accordance with the requirements of this ss. 14.01) and shall be deemed given when received by the addressee. Either party may from time to time change its address for purposes of this Agreement upon the giving of 10 days' notice thereof to the others.

ss. 15.  Limitations on Survival of Representations,
         Covenants and other Obligations

            ss. 15.01. The representations of the parties under this Agreement or in any certification delivered pursuant to this Agreement shall survive the Closing for a period of one (1) year after the Closing Date, and any claim arising out of the alleged inaccuracy of a representation must be asserted not later than the first anniversary of the Closing Date.

            ss. 15.02. The delivery of the deeds and the other closing documents by Sellers in accordance with the requirements of this Agreement shall be deemed the full performance and discharge of every obligation on the part of Sellers to be performed hereunder, except those obligations of Sellers which are expressly stated in this Agreement to survive the Closing.

ss. 16. Miscellaneous Provisions

            ss. 16.01. This Agreement shall not be assignable by Purchasers except to an Affiliate of either or both of Purchasers and except that Purchaser shall have the right to designate the parties who shall be the grantees and assignees under the deeds and assignments to be delivered pursuant to ss.ss. 9 and 10, which designated parties shall be appropriately substituted in the Restated COREA, the Supplemental Agreement and other documents to be delivered pursuant to ss.ss. 9 and 10. No permitted assignment shall delay the Closing, and Purchasers shall obtain any necessary transfer gains tax clearance and pay transfer taxes imposed as a result of such assignment. No permitted assignment of Purchaser's rights under this Agreement shall be effective against Sellers unless and until an executed counterpart of the instrument of assignment shall have been delivered to Sellers and Sellers shall have been furnished with the name and address of the assignee. The term "Purchaser" shall be deemed to include the assignee under any such effective assignment.

            ss. 16.02. This Agreement embodies the entire understanding between the parties with respect to the transactions contemplated herein, and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Either party may waive any provision of this Agreement which is for its benefit. Neither this Agreement nor any provision hereof may be waived, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

            ss. 16.03. Whenever the consent or approval of a party is required under any provision of this Agreement or a matter is subject to the satisfaction of a party, such party shall not unreasonably withhold or delay such consent or approval and shall not be unreasonable in deciding whether such matter is satisfactory.

            ss. 16.04. If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the extent permitted by law.

            ss. 16.05. Neither this Agreement nor any memorandum or short form hereof shall be recorded, and any recording of this Agreement or any memorandum or short form hereof shall be a nullity and have no effect on Sellers' title to Sellers' Interest in the Premises.

            ss. 16.06. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

            ss. 16.07. The table of contents and the captions in this Agreement are for convenience of reference only and do not define or limit the scope or intent of this Agreement or any of the provisions hereof.

            ss. 16.08. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs or successors and permitted assigns.

            ss. 16.09. As used in this Agreement, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

            ss. 16.10. If the provisions of any schedule or exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of such schedule or exhibit shall prevail.

            ss. 16.11. Sellers and Purchasers will keep the provisions of this Agreement confidential and shall use reasonable efforts to cause their attorneys, architects, engineers and other agents to keep this Agreement confidential, provided, however, that Sellers and Purchasers shall not be prohibited from making any disclosures or filings required by securities or other laws.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          Sellers:

                                          KINGS PLAZA SHOPPING
                                          CENTER OF AVENUE U, INC.


                                          By
                                             ----------------------
                                          Name:
                                          Title:
                                          Tax I.D. #13-2612815

                                          GARAGE PARK CORP.


                                          By
                                             ----------------------
                                          Name:
                                          Title:
                                          Tax I.D. #13-2610802

                                          Purchasers:

                                          ALEXANDER'S DEPARTMENT
                                          STORES OF BROOKLYN, INC.


                                          By
                                             ----------------------
                                          Name:
                                          Title:
                                          Tax I.D. #
                                                    --------------

                                          ADMO REALTY CORP.


                                          By
                                             ----------------------
                                          Name:
                                          Title:
                                          Tax I.D. #
                                                    --------------

                                  Schedule A-1

                        Description of Center Mall Parcel

SECTION 25 BLOCK 8470 PART OF LOT 55 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U (80 feet wide) 100 feet northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide);

RUNNING THENCE northeasterly along the southeasterly side of said Avenue U, 930 feet;

THENCE southeasterly at 90 degrees to said Avenue U, 859.02 feet to the Conditional United States Pierhead & Bulkhead Line;

THENCE southerly along the Conditional United States Pierhead & Bulkhead Line and forming an interior angle of 125 degrees 54 minutes 14.56 seconds with the last mentioned course, 827.16 feet;

THENCE northwesterly forming an interior angle of 54 degrees 5 minutes 45.44 seconds with the last mentioned course, 644.08 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 700 feet southeasterly therefrom;

THENCE southwesterly parallel with said Avenue U and at 90 degrees to the last mentioned course 171.76 feet to a point on the prolongation of the centerline of former Hinsdale Avenue;

THENCE northwesterly along said prolongation of the center line of former Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 425.33 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 275 feet southwesterly therefrom;

THENCE southwesterly parallel with said Avenue U and forming an exterior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 71.59 feet to the northeasterly side of Flatbush Avenue (100 feet wide);


                                     SA-1-1

THENCE northwesterly parallel with said Flatbush Avenue (100 feet wide), 275 feet to the point to place of BEGINNING.

Excepting from the above described parcel that portion of land that is described in Parcel A and Parcel B:

PARCEL A (ALEXANDER'S PARCEL)

ALL that certain lot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at an interior point on a line drawn at right angles to Avenue U, through a point thereon distant 170 feet 5 3/4 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide) said point being 247 feet 2 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with said Avenue U, 249 feet 8-1/4 inches;

THENCE southeasterly at 90 degrees to the last mentioned course, 171 feet 2 inches;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southeasterly at 90 degrees to the last mentioned course 66 feet;

THENCE southwesterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 140 feet 11 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 234 feet 10-1/4 inches to the prolongation of the center line of former Hinsdale Avenue;

THENCE northwesterly along the prolongation of the center line of Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 378 feet 4-1/2 inches to the point or place of BEGINNING.

PARCEL B


                                     SA-1-2

(MACY'S PARCEL)

BEGINNING at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 25 feet southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with Avenue U, 239 feet;

THENCE southeasterly at 90 degrees to the last mentioned course, 377 feet 10 inches;

THENCE southwesterly at 90 degrees to the last mentioned course 239 feet;

THENCE northwesterly at 90 degrees to the last mentioned course, 170 feet 6 inches;

THENCE southwesterly at 90 degrees to the last mentioned course 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 66 feet;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 141 feet 4 inches to the point or place of BEGINNING.


                                     SA-1-3

                                  Schedule A-2

                      Description of City Leasehold Parcel

                                    PARCEL IV

SECTION 25 BLOCK 8470 LOT 50 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northeasterly side of Flatbush Avenue, (200 feet wide) distant 275 feet southeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue;

RUNNING THENCE northeasterly parallel with Avenue U, 71.59 feet to the prolongation of the center line of former Hinsdale Avenue;

THENCE southeasterly along the prolongation of the center line of former Hinsdale Avenue, 425.33 feet to a point on a line drawn parallel with and distant 700 feet southeasterly from the southeasterly side of Avenue U and 88.29 feet northeasterly from the northeasterly side of Flatbush Avenue measured along said line;

THENCE northeasterly parallel with Avenue U, 171.76 feet to the prolongation of the center line of the block between East 52nd Street and East 53rd Street;

THENCE southeasterly along the prolongation of said center line of the block
644.08 feet to the conditional United States Pierhead and Bulkhead Line approved by the Secretary of War, May 1, 1911;

THENCE southerly along said Pierhead and Bulkhead Line, 247.03 feet;

THENCE northwesterly along a line 60 feet northeasterly from and parallel with Flatbush Avenue, 470.95 feet;

THENCE southwesterly parallel with Avenue U, 60 feet to the northeasterly side of Flatbush Avenue;

THENCE northwesterly along the northeasterly side of Flatbush Avenue, 743 feet to the point or place of BEGINNING.


                                     SA-2-1

                                  Schedule A-3

                    Description of Overhang Leasehold Parcels

All those lots, pieces or parcels of land situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

Parcel G (Macy's)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 232 feet 4 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; running thence southeasterly at 90 degrees to said Avenue U 166 feet 10 1/2 inches more or less to the southeasterly face of a wall which is the extension southwesterly of the southeasterly wall of Landlord's department store building; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 21 feet 6 inches more or less to the southwesterly face of another wall; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of the last mentioned wall 171 feet 1/2 inch more or less to the southeasterly face of another wall; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of the said last mentioned wall 45 feet more or less to the southwesterly face of the signband at the front of the southeasterly building leased hereunder; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of the said signband 4 feet 2 inches more or less to a point distant 232 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto; thence northeasterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to the point or place of beginning.

Parcel H (Macy's) (upper level)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the southeasterly face of a wall which is


                                      SA-3-1
approximately 59 feet 11 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; thence northeasterly at approximately 90 degrees to said line and along the said southeasterly face of said wall 18 feet 9 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of said last mentioned wall 33 feet 7 inches more or less to the southeasterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 2 feet 8 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said wall 76 feet 11 inches more or less to the northwesterly face of another wall; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall 43 feet 11 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said last mentioned wall and the extension thereof southeasterly 8 feet 11 inches to the southeasterly face of the signband at the front of the upper level of the northwesterly building leased hereunder; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said signband 5 feet 10 inches more or less to a point on a line drawn at right angles to said Avenue U from a point on said Avenue U distant 684 feet 11 inches northeasterly from the said corner of Avenue U and Flatbush Avenue; thence northwesterly along said line 13 feet more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along said line; thence northeasterly at 90 degrees to the last mentioned course 28 feet 3 inches; thence northwesterly at 90 degrees to the last mentioned course 106 feet 5 inches more or less to the point or place of beginning.

Parcel H (Macy's) (Lower Level)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the southeasterly face of a wall which is approximately 59 feet 11 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; thence northeasterly at approximately 90 degrees to said line and along the said southeasterly face of said


                                      SA-3-2
wall 18 feet 9 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said mentioned wall 27 feet more or less to the southeasterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 2 feet 8 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said wall 83 feet 7 inches more or less to the northwesterly face of another wall; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall 45 feet more or less to the southwesterly face of the signband at the front of the lower level of the northwesterly building leased hereunder; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of the said signband 4 feet 2 inches more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto; thence northeasterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along the line drawn at right angles thereto from a point thereon distant 713 feet 2 inches northeasterly from the corner of Avenue U and Flatbush Avenue; thence northwesterly at 90 degrees to said Avenue U 106 feet 5 inches more or less to the point or place of beginning.


                                     SA-3-3

Parcel E (Alexander's)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 420 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 484 feet 4 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; running thence southeasterly at 90 degrees to said Avenue U, 136 feet more or less to the southeasterly face of a wall which is the extension northeasterly of the southeasterly wall of Landlord's department store building; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 21 feet 6 inches more or less to the northeasterly face of another wall; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of the said last mentioned wall 140 feet 2 inches more or less to the southeasterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of the said last mentioned wall 45 feet more or less to the northeasterly face of the signband at the front of the southeasterly building leased hereunder; thence southeasterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of the said signband 4 feet 2 inches more or less to a point distant 484 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto; thence southwesterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to the point or place of beginning.

Parcel F (Alexander's)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 420 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the northwesterly face of a wall which is the extension northeasterly of the northwesterly wall of Landlord's department store building and being approximately 251 feet 5 1/2 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; running thence southwesterly at approximately 90 degrees to said line and along the said


                                      SA-3-4
northwesterly face of said wall 21 feet 6 inches more or less to the northeasterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of said last mentioned wall 171 feet 1/2 inch more or less to the northwesterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall 45 feet more or less to the northeasterly face of the signband at the front of the northwesterly building leased hereunder; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of the said signband 4 feet 2 inches more or less to a point distant 418 feet 4 inches southeasterly from said Avenue U measured along the line drawn at right angles thereto; thence southwesterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to a point distant 418 feet 4 inches southeasterly from said Avenue U measured along the line drawn at right angles thereto from a point thereon distant 420 feet 2 inches northeasterly from the said corner of Avenue U and Flatbush Avenue; thence northwesterly at 90 degrees to said Avenue U 166 feet 10 1/2 inches more or less to the point or place of beginning.


                                     SA-3-5

                                  Schedule A-4

                           Description of Mobil Parcel

SECTION 24 BLOCK 8470 LOT 114 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U as presently on the City Map 80 feet wide, distant 1,030 feet northeasterly from the intersection of the southeasterly side of said Avenue U with the northeasterly side of Flatbush Avenue, 100 feet wide as on present City Map;

RUNNING THENCE southeasterly at right angles to said Avenue U, 859.02 feet to the Conditional U.S. Pierhead and Bulkhead Line of Mill Basin approved by the Secretary of War 5/1/1911;

THENCE northerly along said Pierhead and Bulkhead Line 356.42 feet to a bend therein;

THENCE northeasterly still along the Pierhead and Bulkhead Line and parallel with Avenue U, 61.30 feet;

THENCE northwesterly at right angles to Avenue U, 650 feet to the southeasterly side of Avenue U;

THENCE southwesterly along the southeasterly side of Avenue U, 350 feet to the point or place of BEGINNING.


                                     SA-4-1

                                   Schedule B

                              Permitted Exceptions

            1. Zoning regulations, resolutions and ordinances which are not violated by the existing structures or the present use thereof and which do not render title uninsurable.

            2. Unpaid installments of assessments not due and payable on or before the Closing Date.

            3. Those matters shown in the survey of the Premises dated April 12, 1971 and prepared by Bartlett, Ludlam & Dill Associates.

            4. Covenants and Restrictions as set forth in Liber 25 Oz. 120 Sec. 2 as repeated in Liber 25 Oz. 124 Sec. 2 and Liber 25 Oz. 472 Sec. 2.

            5. Right to maintain vaults and charges therefor, if any.

            6. Right of the United States Government to establish harbor, bulkhead or pierhead lines or to change or alter any such existing lines and to remove or compel the removal of fill and improvements thereon (including the buildings or other structures) from land now or formerly lying below the high water mark of Mill Basin.

            7. Riparian rights and easements of others to and over Mill Basin.

            8. Easement acquired by the City of New York for street purposes over the strip 30 feet in width between the southeasterly side of Avenue U (80 feet wide) and the south easterly side of Avenue U (110 feet wide).

            9. Street Closing Agreement in Reel 405 Page 1080.

            10. Projections on Avenue U by lights on piers, signs and roof overhang.

            11. Telephone Easement recorded in Reel 2037 Page 906.

            12. Tenancy in Common Agreement recorded in Reel 413 Page 362.

            13. Terms, covenants, Conditions and Agreements contained in Lease made by and between The City of New York, acting by its commissioner of Marine and Aviation (lessor) and U & T Realty Corp. (lessees) dated 11/29/67 recorded 6/10/70 in Reel 416 Page 344 as assigned to and assumed by Kings Plaza Shopping Center of Avenue U, Inc. by Agreement dated 1/27/70 recorded 6/10/70 in Reel 416 page 354 and as modified by further Agreement between lessor and new lessee dated 5/25/76 recorded in Reel 873 page 1262.

                                   Exhibit A-1

                          DEED OF CENTER MALL PREMISES

RECORD AND RETURN TO:

Patricia Van B. Madsen, Esq.
Whitman Breed Abbott & Morgan LLP
200 Park Avenue
New York, New York 10166

                                                             Bargain & Sale Deed
                                                                  with Covenants

            THIS INDENTURE, made the ____ day of___________, 1998 by KINGS PLAZA SHOPPING CENTER OF AVENUE U, INC., a New York corporation (herein called "Grantor"), having an office at 7 West 7th Street, Cincinnati, Ohio 45202, and ALEXANDER'S DEPARTMENT STORES OF BROOKLYN, INC., a New York corporation (herein called "Grantee"), having an office at c/o Vornado Realty Trust, 80 Park West, Plaza II, Saddle Brook, New Jersey 07663,

            WITNESSETH, that Grantor, in consideration of Ten Dollars and other valuable consideration paid by Grantee, does hereby grant and release unto Grantee, the heirs or successors and assigns of Grantee forever:

            ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the County of Kings, New York, bounded and described as follows:

SECTION 25 BLOCK 8470 PART OF LOT 55 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U (80 feet wide) 100 feet northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide);

RUNNING THENCE northeasterly along the southeasterly side of said Avenue U, 930 feet;


                                     XA-1-1

THENCE southeasterly at 90 degrees to said Avenue U, 859.02 feet to the Conditional United States Pierhead & Bulkhead Line;

THENCE southerly along the Conditional United States Pierhead & Bulkhead Line and forming an interior angle of 125 degrees 54 minutes 14.56 seconds with the last mentioned course, 827.16 feet;

THENCE northwesterly forming an interior angle of 54 degrees 5 minutes 45.44 seconds with the last mentioned course, 644.08 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 700 feet southeasterly therefrom;

THENCE southwesterly parallel with said Avenue U and at 90 degrees to the last mentioned course 171.76 feet to a point on the prolongation of the centerline of former Hinsdale Avenue;

THENCE northwesterly along said prolongation of the center line of former Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 425.33 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 275 feet southwesterly therefrom;

THENCE southwesterly parallel with said Avenue U and forming an exterior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 71.59 feet to the northeasterly side of Flatbush Avenue (100 feet wide);

THENCE northwesterly parallel with said Flatbush Avenue (100 feet wide), 275 feet to the point or place of BEGINNING.

Excepting from the above described parcel that portion of land that is described in Parcel A and Parcel B:

PARCEL A
(ALEXANDER'S PARCEL)

ALL that certain lot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at an interior point on a line drawn at right angles to Avenue U, through a point thereon distant 170 feet 5 3/4 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide) said point being 247 feet 2 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;


                                     XA-1-2

RUNNING THENCE northeasterly parallel with said Avenue U, 249 feet 8-1/4 inches;

THENCE southeasterly at 90 degrees to the last mentioned course, 171 feet 2 inches;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southeasterly at 90 degrees to the last mentioned course 66 feet;

THENCE southwesterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 140 feet 11 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 234 feet 10-1/4 inches to the prolongation of the center line of former Hinsdale Avenue;

THENCE northwesterly along the prolongation of the center line of Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 378 feet 4-1/2 inches to the point or place of BEGINNING.

PARCEL B
(MACY'S PARCEL)

BEGINNING at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 25 feet southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with Avenue U, 239 feet;

THENCE southeasterly at 90 degrees to the last mentioned course, 377 feet 10 inches;

THENCE southwesterly at 90 degrees to the last mentioned course 239 feet;

THENCE northwesterly at 90 degrees to the last mentioned course, 170 feet 6 inches;


                                     XA-1-3

THENCE southwesterly at 90 degrees to the last mentioned course 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 66 feet;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 141 feet 4 inches to the point or place of BEGINNING.

SUBJECT to the following matters:

            1. Zoning regulations, resolutions and ordinances which are not violated by the existing structures or the present use thereof and which do not render title uninsurable.

            2. Unpaid installments of assessments not due and payable on or before the Closing Date.

            3. Those matters shown in the survey of the Premises dated April 12, 1971 and prepared by Bartlett, Ludlam & Dill Associates.

            4. Covenants and Restrictions as set forth in Liber 25 Oz. 120 Sec. 2 as repeated in Liber 25 Oz. 124 Sec. 2 and Liber 25 Oz. 472 Sec. 2.

            5. Right to maintain vaults and charges therefor, if any.

            6. Right of the United States Government to establish harbor, bulkhead or pierhead lines or to change or alter any such existing lines and to remove or compel the removal of fill and improvements thereon (including the buildings or other structures) from land now or formerly lying below the high water mark of Mill Basin.

            7. Riparian rights and easements of others to and over Mill Basin.

            8. Easement acquired by the City of New York for street purposes over the strip 30 feet in width between the southeasterly side of Avenue U (80 feet wide) and the south easterly side of Avenue U (110 feet wide).

            9. Street Closing Agreement in Reel 405 Page 1080.


                                     XA-1-4

            10. Projections on Avenue U by lights on piers, signs and roof overhang.

            11. Telephone Easement recorded in Reel 2037 Page 906.

            12. Tenancy in Common Agreement recorded in Reel 413 Page 362.

            TOGETHER with all right, title and interest, if any, of Grantor in and to any streets and roads abutting the above-described premises to the center lines thereof;

            TOGETHER with the appurtenances and all the estate and rights of Grantor in and to said premises;

            TO HAVE AND TO HOLD the premises herein granted unto Grantee, the heirs or successors and assigns of Grantee forever.

            Grantor covenants that Grantor has not done or suffered anything whereby said premises have been encumbered in any way whatever, except as aforesaid.

            Grantor, in compliance with Section 13 of the Lien Law, covenants that Grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

            IN WITNESS WHEREOF, Grantor has duly executed this deed the day and year first above written.

                         KINGS PLAZA SHOPPING CENTER OF
                         AVENUE U, INC.


                         By:
                            -----------------------------
                            Name:
                            Title:

                  Section                 25
                  Block                   8470
                  Lot                     Part of 55
                  County or Town          Kings
                  Street Address          Avenue U
                                          and Flatbush Avenue
                                          Brooklyn, New York


                                     XA-1-5

State of Ohio
County of Hamilton

On the __________ day of __________________, 1998, before me personally came
_____________________________________to me personally known who being by me duly sworn did depose and say that (s)he resides at No. _____________________________
________________________________________________________________________________
and that (s)he is the _________________________________ of KINGS PLAZA SHOPPING CENTER OF AVENUE U, INC., the corporation described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation and that (s)he signed his/her name thereto by like order.


-----------------------------------
           Notary Public


                                     XA-1-6

                                   Exhibit A-2

                     ASSIGNMENT AND ASSUMPTION OF CITY LEASE

            ASSIGNMENT AND ASSUMPTION OF CITY LEASE (this "Assignment and Assumption"), made as of ______________, 1998 between KINGS PLAZA SHOPPING CENTER OF AVENUE U, INC., a New York corporation ("Assignor"), and ALEXANDER'S DEPARTMENT STORES OF BROOKLYN, INC., a New York corporation ("Assignee").

                              Preliminary Statement

            Assignor and Assignee are tenants in common under the Indenture between The City of New York, a municipal corporation existing under the laws of the State of New York, dated as of November 29, 1967 (as amended by an Amendment of Indenture dated September 19, 1969, as assigned by U & F Realty Corp. to Kings Plaza Shopping Center of Flatbush Avenue, Inc. and Assignor pursuant to an Assignment and Assumption Agreement dated January 27, 1970 and as further amended by a letter agreement dated May 15, 1972, an Occupancy Permit - Form B #180-74 dated August 13, 1974 and an Agreement dated May 25, 1976, the "City Lease").

            Assignee is the successor by merger to Kings Plaza Shopping Center of Flatbush Avenue, Inc.

            Pursuant to an Agreement of Purchase and Sale dated ______________, 1998 among Assignor, Garage Park Corp., Assignee and Admo Realty Corp. (the "Agreement"), Assignor wishes to assign to Assignee all of Assignor's right, title and interest in, to and under the Lease.

            NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Assignor hereby assigns to Assignee and its successors and assigns all of Assignor's right, title and interest in, to and under the Lease and all rights, claims and causes of action arising out of or related to the Lease.

            2. Assignee hereby accepts the assignment of the Lease from Assignor and assumes and agrees to be bound by the obligations of Assignor thereunder arising on or after the date hereof.

            3. No portion of the Purchase Price payable pursuant to the Agreement has been allocated to Assignor's interest in the Lease and there are no other rents, profits


                                     XA-2-1
or gains charged by Assignor for this Assignment and Assumption. The sole consideration for the assignment of the Lease shall be Assignee's assumption of Assignor's obligations under the Lease pursuant to this Assignment and Assumption.

            4. The execution and delivery of this Assignment and Assumption shall not effect a release of Assignor's obligations pursuant to the Lease. Assignor covenants and agrees, for the benefit of the Lessor under the Lease, to remain fully liable under the Lease, notwithstanding this Assignment and Assumption.

            IN WITNESS WHEREOF, the parties have signed this Assignment and Assumption as of the day and year first above written.

                                   KINGS PLAZA SHOPPING CENTER OF
                                   AVENUE U, INC.

                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                   ALEXANDER'S DEPARTMENT STORES
                                   OF BROOKLYN, INC.

                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                     XA-2-2

                                   Exhibit A-3

                            ASSIGNMENT AND ASSUMPTION
                   OF TENANT'S INTEREST IN THE OVERHANG LEASES

            ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment and Assumption"), made as of _____________, 1998 between KINGS PLAZA SHOPPING CENTER OF AVENUE U, INC., a New York corporation ("Assignor"), and ALEXANDER'S DEPARTMENT STORES OF BROOKLYN, INC., a New York corporation ("Assignee").

                              Preliminary Statement

            Assignor and Assignee are tenants in common under a Lease from Alexander's Department Stores of Brooklyn, Inc., dated as of February 1, 1970 (as amended by an Amendment to Lease dated the date hereof, the "Alexander's Overhang Lease") and a Lease from Flatbrook Properties Corp. dated as of February 1, 1970 (as amended by an Amendment to Lease dated the date hereof, the "Macy's Overhang Lease"; together with the Alexander's Overhang Lease, the "Overhang Leases").

            Assignee is the successor by merger to Kings Plaza Shopping Center of Flatbush Avenue, Inc.

            Pursuant to an Agreement of Purchase and Sale dated ______________, 1998 among Assignor, Garage Park Corp., Assignee and Admo Realty Corp. (the "Agreement"), Assignor wishes to assign to Assignee all of Assignor's right, title and interest in, to and under the Overhang Leases.

            NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Assignor hereby assigns to Assignee and its successors and assigns all of Assignor's right, title and interest in, to and under the Overhang Leases and all rights, claims and causes of action arising out of or related to the Overhang Leases.

            2. Assignee hereby accepts the assignment of the Overhang Leases from Assignor and assumes and agrees to be bound by the obligations of Assignor thereunder arising on or after the date hereof.


                                     XA-3-1

            IN WITNESS WHEREOF, the parties have signed this Assignment and Assumption as of the day and year first above written.

                                   KINGS PLAZA SHOPPING CENTER OF
                                   AVENUE U, INC.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                   ALEXANDER'S DEPARTMENT STORES
                                   OF BROOKLYN, INC.


                                   By:
                                       ------------------------------------
                                       Name:

THIS ASSIGNMENT AND ASSUMPTION
IS HEREBY CONSENTED AND AGREED TO:

ALEXANDER'S OF BROOKLYN, INC., as Landlord
(successor in interest to Alexander's
Department Stores of Brooklyn, Inc.)


By:
    ------------------------------------
    Name:
    Title:

MACY'S KINGS PLAZA REAL ESTATE, INC.
(successor in interest to Flatbrook
Properties Corp.)


By:
    ------------------------------------
    Name:
    Title:

UNION BANK OF SWITZERLAND, NEW YORK BRANCH


By:
    ------------------------------------
    Name:
    Title:


                                     XA-3-2

                                   Exhibit A-4

                             DEED OF MOBIL PREMISES

RECORD AND RETURN TO:

Patricia Van B. Madsen, Esq.
Whitman Breed Abbott & Morgan LLP
200 Park Avenue
New York, New York 10166

            THIS INDENTURE, made the ____ day of___________, 1998 by GARAGE PARK CORP., a New York corporation (herein called "Grantor"), having an office at 7 West 7th Street, Cincinnati, Ohio 45202, and ADMO REALTY CORP., a New York corporation (herein called "Grantee"), having an office at c/o Vornado Realty Trust, 80 Park West, Plaza II, Saddle Brook, New Jersey 07663,

            WITNESSETH, that Grantor, in consideration of Ten Dollars and other valuable consideration paid by Grantee, does hereby grant and release unto Grantee, the heirs or successors and assigns of Grantee forever:

            ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the County of Kings, New York, bounded and described as follows:

SECTION 24 BLOCK 8470 LOT 114 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U as presently on the City Map 80 feet wide, distant 1,030 feet northeasterly from the intersection of the southeasterly side of said Avenue U with the northeasterly side of Flatbush Avenue, 100 feet wide as on present City Map;

RUNNING THENCE southeasterly at right angles to said Avenue U, 859.02 feet to the Conditional U.S. Pierhead and Bulkhead Line of Mill Basin approved by the Secretary of War 5/1/1911;

THENCE northerly along said Pierhead and Bulkhead Line 356.42 feet to a bend therein;


                                     XA-4-1

THENCE northeasterly still along the Pierhead and Bulkhead Line and parallel with Avenue U, 61.30 feet;

THENCE northwesterly at right angles to Avenue U, 650 feet to the southeasterly side of Avenue U;

THENCE southwesterly along the southeasterly side of Avenue U, 350 feet to the point or place of BEGINNING.

SUBJECT to the following matters:

            1. Zoning regulations, resolutions and ordinances which are not violated by the existing structures or the present use thereof and which do not render title uninsurable.

            2. Unpaid installments of assessments not due and payable on or before the Closing Date.

            3. Those matters shown in the survey of the Premises dated April 12, 1971 and prepared by Bartlett, Ludlam & Dill Associates.

            4. Covenants and Restrictions as set forth in Liber 25 Oz. 120 Sec. 2 as repeated in Liber 25 Oz. 124 Sec. 2 and Liber 25 Oz. 472 Sec. 2.

            5. Right to maintain vaults and charges therefor, if any.

            6. Right of the United States Government to establish harbor, bulkhead or pierhead lines or to change or alter any such existing lines and to remove or compel the removal of fill and improvements thereon (including the buildings or other structures) from land now or formerly lying below the high water mark of Mill Basin.

            7. Riparian rights and easements of others to and over Mill Basin.

            8. Easement acquired by the City of New York for street purposes over the strip 30 feet in width between the southeasterly side of Avenue U (80 feet wide) and the south easterly side of Avenue U (110 feet wide).

            9. Street Closing Agreement in Reel 405 Page 1080.

            10. Projections on Avenue U by lights on piers, signs and roof overhang.

            11. Telephone Easement recorded in Reel 2037 Page 906.


                                     XA-4-2

            TOGETHER with all right, title and interest, if any, of Grantor in and to any streets and roads abutting the above-described premises to the center lines thereof;

            TOGETHER with the appurtenances and all the estate and rights of Grantor in and to said premises;

            TO HAVE AND TO HOLD the premises herein granted unto Grantee, the heirs or successors and assigns of Grantee forever.

            Grantor covenants that Grantor has not done or suffered anything whereby said premises have been encumbered in any way whatever, except as aforesaid.

            Grantor, in compliance with Section 13 of the Lien Law, covenants that Grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

            This deed is given subject to the restriction that, during the term of the Amended and Restated Construction, Operation and Reciprocal Agreement dated June __, 1998 among Macy's Kings Plaza Real Estate, Inc. and Alexander's Kings Plaza Center, Inc. (as the same may hereafter be amended, supplemented or extended, the "COREA") and intended to be recorded in the Office of the City Register, Kings County, New York, Grantee shall not construct improvements on the premises herein granted within 100 feet of Avenue U of a height in excess of 12 feet except in compliance with the terms of the COREA.

            IN WITNESS WHEREOF, Grantor has duly executed this deed the day and year first above written.

                                      GARAGE PARK CORP.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                  Section                 25
                  Block                   8470
                  Lot                     114
                  County or Town          Kings
                  Street Address          Avenue U


                                     XA-4-3
                                            and Flatbush Avenue
                                          Brooklyn, New York


                                     XA-4-4

State of New York
County of New York

On the __________ day of __________________, 1998, before me personally came
_____________________________________to me personally known who being by me duly sworn did depose and say that (s)he resides at No.______________________________
________________________________________________________________________________
and that (s)he is the ________________________________ of GARAGE PARK CORP.
INC., the corporation described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation and that (s)he signed his/her name thereto by like order.


-----------------------------------
           Notary Public


                                     XA-4-5

                                    Exhibit B

                                  Bill of Sale

            KINGS PLAZA SHOPPING CENTER OF AVENUE U, INC., a New York corporation, and GARAGE PARK CORP., a New York corporation (collectively, "Sellers"), for good and valuable consideration, receipt of which is hereby acknowledged, hereby sell, assign and transfer to ALEXANDER'S DEPARTMENT STORES OF BROOKLYN, INC., a New York corporation, and ADMO REALTY CORP., a New York corporation (collectively, "Purchasers"), all fixtures and personal property (collectively, the "Property") attached or appurtenant to the buildings and improvements located on the property described in Schedule A hereto (other than property of tenants, subtenants, the property manager of the Premises or contractors under service contracts).

            Sellers represent and warrant to Purchasers that:

            1. Sellers own good title to the Property.

            2. The Property is free from any security interest or other lien or encumbrance.

            3. Sellers have the right to sell the Property and to make this Bill of Sale.

            IN WITNESS WHEREOF, Sellers have executed this Bill of Sale the _____ day of __________, 1998.

                                      KINGS PLAZA SHOPPING CENTER OF
                                        AVENUE U, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      GARAGE PARK CORP.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                             Schedule A to Exhibit B

                           Description of Center Mall,
              City Leasehold, Overhang Leasehold and Mobil Parcels

SECTION 25 BLOCK 8470 PART OF LOT 55 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U (80 feet wide) 100 feet northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide);

RUNNING THENCE northeasterly along the southeasterly side of said Avenue U, 930 feet;

THENCE southeasterly at 90 degrees to said Avenue U, 859.02 feet to the Conditional United States Pierhead & Bulkhead Line;

THENCE southerly along the Conditional United States Pierhead & Bulkhead Line and forming an interior angle of 125 degrees 54 minutes 14.56 seconds with the last mentioned course, 827.16 feet;

THENCE northwesterly forming an interior angle of 54 degrees 5 minutes 45.44 seconds with the last mentioned course, 644.08 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 700 feet southeasterly therefrom;

THENCE southwesterly parallel with said Avenue U and at 90 degrees to the last mentioned course 171.76 feet to a point on the prolongation of the centerline of former Hinsdale Avenue;

THENCE northwesterly along said prolongation of the center line of former Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 425.33 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 275 feet southwesterly therefrom;

THENCE southwesterly parallel with said Avenue U and forming an exterior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 71.59 feet to the northeasterly side of Flatbush Avenue (100 feet wide);

THENCE northwesterly parallel with said Flatbush Avenue (100 feet wide), 275 feet to the point to place of BEGINNING.

Excepting from the above described parcel that portion of land that is described in Parcel A and Parcel B:

PARCEL A
(ALEXANDER'S PARCEL)

ALL that certain lot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at an interior point on a line drawn at right angles to Avenue U, through a point thereon distant 170 feet 5 3/4 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide) said point being 247 feet 2 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with said Avenue U, 249 feet 8-1/4 inches;

THENCE southeasterly at 90 degrees to the last mentioned course, 171 feet 2 inches;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southeasterly at 90 degrees to the last mentioned course 66 feet;

THENCE southwesterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 140 feet 11 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 234 feet 10-1/4 inches to the prolongation of the center line of former Hinsdale Avenue;

THENCE northwesterly along the prolongation of the center line of Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 378 feet 4-1/2 inches to the point or place of BEGINNING.

PARCEL B

(MACY'S PARCEL)

BEGINNING at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 25 feet southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with Avenue U, 239 feet;

THENCE southeasterly at 90 degrees to the last mentioned course, 377 feet 10 inches;

THENCE southwesterly at 90 degrees to the last mentioned course 239 feet;

THENCE northwesterly at 90 degrees to the last mentioned course, 170 feet 6 inches;

THENCE southwesterly at 90 degrees to the last mentioned course 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 66 feet;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 141 feet 4 inches to the point or place of BEGINNING.

SECTION 25 BLOCK 8470 LOT 50 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northeasterly side of Flatbush Avenue, (200 feet wide) distant 275 feet southeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue;

RUNNING THENCE northeasterly parallel with Avenue U, 71.59 feet to the prolongation of the center line of former Hinsdale Avenue;

THENCE southeasterly along the prolongation of the center line of former Hinsdale Avenue, 425.33 feet to a point on a line drawn parallel with and distant 700 feet southeasterly from the southeasterly side of Avenue U and 88.29 feet northeasterly from the northeasterly side of Flatbush Avenue measured along said line;

THENCE northeasterly parallel with Avenue U, 171.76 feet to the prolongation of the center line of the block between East 52nd Street and East 53rd Street;

THENCE southeasterly along the prolongation of said center line of the block
644.08 feet to the conditional United States Pierhead and Bulkhead Line approved by the Secretary of War, May 1, 1911;

THENCE southerly along said Pierhead and Bulkhead Line, 247.03 feet;

THENCE northwesterly along a line 60 feet northeasterly from and parallel with Flatbush Avenue, 470.95 feet;

THENCE southwesterly parallel with Avenue U, 60 feet to the northeasterly side of Flatbush Avenue;

THENCE northwesterly along the northeasterly side of Flatbush Avenue, 743 feet to the point or place of BEGINNING.

All those lots, pieces or parcels of land situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

Parcel G (Macy's)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 232 feet 4 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; running thence southeasterly at 90 degrees to said Avenue U 166 feet 10 1/2 inches more or less to the southeasterly face of a wall which is the extension southwesterly of the southeasterly wall of Landlord's department store building; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 21 feet 6 inches more or less to the southwesterly face of another wall; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of the last mentioned wall 171 feet 1/2 inch more or less to the southeasterly face of another wall; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of the said last mentioned wall 45 feet more or less to the southwesterly face of the signband at the front of the southeasterly building leased hereunder; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of the said signband 4 feet 2 inches more or less to a point distant 232 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto; thence northeasterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to the point or place of beginning.

Parcel H (Macy's) (upper level)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the southeasterly face of a wall which is approximately 59 feet 11 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; thence northeasterly at approximately 90 degrees to said line and along the said southeasterly face of said wall 18 feet 9 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of said last mentioned wall 33 feet 7 inches more or less to the southeasterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 2 feet 8 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said wall 76 feet 11 inches more or less to the northwesterly face of another wall; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall 43 feet 11 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said last mentioned wall and the extension thereof southeasterly 8 feet 11 inches to the southeasterly face of the signband at the front of the upper level of the northwesterly building leased hereunder; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said signband 5 feet 10 inches more or less to a point on a line drawn at right angles to said Avenue U from a point on said Avenue U distant 684 feet 11 inches northeasterly from the said corner of Avenue U and Flatbush Avenue; thence northwesterly along said line 13 feet more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along said line; thence northeasterly at 90 degrees to the last mentioned course 28 feet 3 inches; thence northwesterly at 90 degrees to the last mentioned course 106 feet 5 inches more or less to the point or place of beginning.

Parcel H (Macy's) (Lower Level)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the southeasterly face of a wall which is approximately 59 feet 11 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; thence northeasterly at approximately 90 degrees to said line and along the said southeasterly face of said wall 18 feet 9 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said mentioned wall 27 feet more or less to the southeasterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 2 feet 8 1/2 inches more or less to the southwesterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said wall 83 feet 7 inches more or less to the northwesterly face of another wall; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall 45 feet more or less to the southwesterly face of the signband at the front of the lower level of the northwesterly building leased hereunder; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of the said signband 4 feet 2 inches more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto; thence northeasterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along the line drawn at right angles thereto from a point thereon distant 713 feet 2 inches northeasterly from the corner of Avenue U and Flatbush Avenue; thence northwesterly at 90 degrees to said Avenue U 106 feet 5 inches more or less to the point or place of beginning.

Parcel E (Alexander's)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 420 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 484 feet 4 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; running thence southeasterly at 90 degrees to said Avenue U, 136 feet more or less to the southeasterly face of a wall which is the extension northeasterly of the southeasterly wall of Landlord's department store building; thence southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 21 feet 6 inches more or less to the northeasterly face of another wall; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of the said last mentioned wall 140 feet 2 inches more or less to the southeasterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of the said last mentioned wall 45 feet more or less to the northeasterly face of the signband at the front of the southeasterly building leased hereunder; thence southeasterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of the said signband 4 feet 2 inches more or less to a point distant 484 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto; thence southwesterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to the point or place of beginning.

Parcel F (Alexander's)

      Beginning at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 420 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the northwesterly face of a wall which is the extension northeasterly of the northwesterly wall of Landlord's department store building and being approximately 251 feet 5 1/2 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line; running thence southwesterly at approximately 90 degrees to said line and along the said northwesterly face of said wall 21 feet 6 inches more or less to the northeasterly face of another wall; thence southeasterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of said last mentioned wall 171 feet 1/2 inch more or less to the northwesterly face of another wall; thence northeasterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall 45 feet more or less to the northeasterly face of the signband at the front of the northwesterly building leased hereunder; thence northwesterly at approximately 90 degrees to the last mentioned course and along the said northeasterly face of the said signband 4 feet 2 inches more or less to a point distant 418 feet 4 inches southeasterly from said Avenue U measured along the line drawn at right angles thereto; thence southwesterly at 90 degrees to the last mentioned line 23 feet 6 inches more or less to a point distant 418 feet 4 inches southeasterly from said Avenue U measured along the line drawn at right angles thereto from a point thereon distant 420 feet 2 inches northeasterly from the said corner of Avenue U and Flatbush Avenue; thence northwesterly at 90 degrees to said Avenue U 166 feet 10 1/2 inches more or less to the point or place of beginning.

SECTION 24 BLOCK 8470 LOT 114 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U as presently on the City Map 80 feet wide, distant 1,030 feet northeasterly from the intersection of the southeasterly side of said Avenue U with the northeasterly side of Flatbush Avenue, 100 feet wide as on present City Map;

RUNNING THENCE southeasterly at right angles to said Avenue U, 859.02 feet to the Conditional U.S. Pierhead and Bulkhead Line of Mill Basin approved by the Secretary of War 5/1/1911;

THENCE northerly along said Pierhead and Bulkhead Line 356.42 feet to a bend therein;

THENCE northeasterly still along the Pierhead and Bulkhead Line and parallel with Avenue U, 61.30 feet;

THENCE northwesterly at right angles to Avenue U, 650 feet to the southeasterly side of Avenue U;

THENCE southwesterly along the southeasterly side of Avenue U, 350 feet to the point or place of BEGINNING.

                                   Exhibit C-1

RECORD AND RETURN TO:

Patricia Van B. Madsen, Esq.
Whitman Breed Abbott & Morgan LLP
200 Park Avenue
New York, New York 10166

                            ASSIGNMENT AND ASSUMPTION
                         OF TENANCY IN COMMON AGREEMENT

            ASSIGNMENT AND ASSUMPTION OF TENANCY IN COMMON AGREEMENT (this "Assignment and Assumption"), made as of _____________, 1998 between KINGS PLAZA SHOPPING CENTER OF AVENUE U, INC., a New York corporation ("Assignor"), and ALEXANDER'S DEPARTMENT STORES OF BROOKLYN, INC., a New York corporation ("Assignee").

                              Preliminary Statement

            Assignor and Assignee entered into a Tenancy in Common Agreement ("TIC Agreement") dated as of February 1, 1970 and recorded May 27, 1970 in Reel 413 page 362 in the Office of the New York City Register's Office in Kings County, which TIC Agreement affects the land described in Schedule A attached hereto.

            Assignee is the successor by merger to Kings Plaza Shopping Center of Flatbush Avenue, Inc.

            Pursuant to an Agreement of Purchase and Sale dated ____________, 1998 among Assignor, Garage Park Corp., Assignee and Admo Realty Corp. (the "Agreement"), Assignor wishes to assign to Assignee all of Assignor's right, title and interest in, to and under the TIC Agreement.

            NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Assignor hereby assigns to Assignee and its successors and assigns all of Assignor's right, title and interest in, to and under the TIC Agreement and all rights, claims and causes of action arising out of or related to the TIC Agreement.


                                     XC-1-1

            2. Assignee hereby accepts the assignment of the TIC Agreement from Assignor and assumes and agrees to be bound by the obligations of Assignor thereunder arising on or after the date hereof.

            IN WITNESS WHEREOF, the parties have signed this Assignment and Assumption as of the day and year first above written.

                                      KINGS PLAZA SHOPPING CENTER OF
                                      AVENUE U, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      ALEXANDER'S DEPARTMENT STORES
                                      OF BROOKLYN, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                     XC-1-2

                            Schedule A to Exhibit C-1

                        Description of Center Mall Parcel

SECTION 25 BLOCK 8470 PART OF LOT 55 ON THE TAX MAP OF KINGS COUNTY

ALL that certain plot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U (80 feet wide) 100 feet northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide);

RUNNING THENCE northeasterly along the southeasterly side of said Avenue U, 930 feet;

THENCE southeasterly at 90 degrees to said Avenue U, 859.02 feet to the Conditional United States Pierhead & Bulkhead Line;

THENCE southerly along the Conditional United States Pierhead & Bulkhead Line and forming an interior angle of 125 degrees 54 minutes 14.56 seconds with the last mentioned course, 827.16 feet;

THENCE northwesterly forming an interior angle of 54 degrees 5 minutes 45.44 seconds with the last mentioned course, 644.08 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 700 feet southeasterly therefrom;

THENCE southwesterly parallel with said Avenue U and at 90 degrees to the last mentioned course 171.76 feet to a point on the prolongation of the centerline of former Hinsdale Avenue;

THENCE northwesterly along said prolongation of the center line of former Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 425.33 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 275 feet southwesterly therefrom;

THENCE southwesterly parallel with said Avenue U and forming an exterior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 71.59 feet to the northeasterly side of Flatbush Avenue (100 feet wide);


                                     XC-1-3

THENCE northwesterly parallel with said Flatbush Avenue (100 feet wide), 275 feet to the point or place of BEGINNING.

Excepting from the above described parcel that portion of land that is described in Parcel A and Parcel B:

PARCEL A
(ALEXANDER'S PARCEL)

ALL that certain lot, piece or parcel of land, situated in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at an interior point on a line drawn at right angles to Avenue U, through a point thereon distant 170 feet 5 3/4 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide) said point being 247 feet 2 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with said Avenue U, 249 feet 8-1/4 inches;

THENCE southeasterly at 90 degrees to the last mentioned course, 171 feet 2 inches;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southeasterly at 90 degrees to the last mentioned course 66 feet;

THENCE southwesterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 140 feet 11 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 234 feet 10-1/4 inches to the prolongation of the center line of former Hinsdale Avenue;

THENCE northwesterly along the prolongation of the center line of Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 378 feet 4-1/2 inches to the point or place of BEGINNING.

PARCEL B


                                     XC-1-4

(MACY'S PARCEL)

BEGINNING at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 25 feet southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with Avenue U, 239 feet;

THENCE southeasterly at 90 degrees to the last mentioned course, 377 feet 10 inches;

THENCE southwesterly at 90 degrees to the last mentioned course 239 feet;

THENCE northwesterly at 90 degrees to the last mentioned course, 170 feet 6 inches;

THENCE southwesterly at 90 degrees to the last mentioned course 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 66 feet;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 141 feet 4 inches to the point or place of BEGINNING.


                                     XC-1-5

                                   Exhibit C-2

                            ASSIGNMENT AND ASSUMPTION
                   OF MOBIL PARCEL TENANCY IN COMMON AGREEMENT

            ASSIGNMENT AND ASSUMPTION OF MOBIL PARCEL TENANCY IN COMMON AGREEMENT (this "Assignment and Assumption"), made as of _______________, 1998 between GARAGE PARK CORP., a New York corporation ("Assignor"), and ADMO REALTY COMPANY, INC., a New York corporation ("Assignee").

                              Preliminary Statement

            Assignor and Assignee entered into a "Mobil Parcel" Tenancy in Common Agreement (the "Mobil Parcel TIC Agreement") dated July 23, 1970.

            Pursuant to an Agreement of Purchase and Sale dated ______________, 1998 among Kings Plaza Shopping Center of Avenue U., Inc., Assignor, Alexander's Department Stores of Brooklyn, Inc. and Assignee (the "Agreement"), Assignor wishes to assign to Assignee all of Assignor's right, title and interest in, to and under the Mobil Parcel TIC Agreement.

            NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Assignor hereby assigns to Assignee and its successors and assigns all of Assignor's right, title and interest in, to and under the Mobil Parcel TIC Agreement and all rights, claims and causes of action arising out of or related to the Mobil Parcel TIC Agreement.

            2. Assignee hereby accepts the assignment of the Mobil Parcel TIC Agreement from Assignor and assumes and agrees to be bound by the obligations of Assignor thereunder arising on or after the date hereof.


                                     XC-2-1

            IN WITNESS WHEREOF, the parties have signed this Assignment and Assumption as of the day and year first above written.

                                      GARAGE PARK CORP.

                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      ADMO REALTY COMPANY, INC.

                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                     XC-2-2